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                                                                    EXHIBIT 10.1

                    $100,000,000 (EXPANDIBLE TO $150,000,000)

                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                                   DATED AS OF

                                NOVEMBER 1, 2000

                                      AMONG


                              IRT PROPERTY COMPANY

                             THE BANKS LISTED HEREIN

                                       AND

                              WACHOVIA BANK, N.A.,
                             AS ADMINISTRATIVE AGENT

                           FIRST UNION NATIONAL BANK,
                              AS SYNDICATION AGENT

                                       AND

                     WACHOVIA SECURITIES, INC., AS ARRANGER

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                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment and Restatement") is dated as of November 1, 2000 among IRT PROPERTY COMPANY (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), FIRST UNION NATIONAL BANK, as Syndication Agent (the "Syndication Agent") and the BANKS listed on the signature pages hereof (collectively, the "Banks");



                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Banks, the Administrative Agent and the Syndication Agent executed and delivered that certain Credit Agreement, dated as of November 1, 1999 (the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Administrative Agent, the Syndication Agent and the Banks have agreed to amend and restated the Credit Agreement in accordance with the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent, the Syndication Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended and restated hereby.

         2. Restatement. The Credit Agreement as in effect on the date hereof hereby is incorporated and restated in its entirety, together with the amendments set forth herein.

         3. Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by (i) deleting the definitions of "Commitment", "Consolidated Fixed Charges", "Consolidated EBITDA", "Consolidated Interest Expense", "Consolidated Total Asset Value", "Consolidated Total Liabilities" and "Consolidated Total Secured Debt", and substituting the following definitions of such terms set forth below, and (ii) adding the following definitions of "Bank Joinder Agreement", "Commitment", "Joint Venture", "Joint Venture Construction in Progress", "Joint Venture EBITDA", "Joint Venture Net Operating Income", "Joint Venture Property", "Joint Venture Share" and "New Bank", all of such definitions to be substituted and added in the appropriate alphabetical order.


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                           "Bank Joinder Agreement" means an agreement in
         substantially the form of Exhibit R, pursuant to which a New Bank becomes a Bank hereunder in accordance with the provisions of Section 2.15.

                           "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof or in a Bank Joinder Agreement executed and delivered to the Administrative Agent pursuant to Section 2.15, and (ii) as to any Bank which enters into any Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.09 and 2.10.

                           "Consolidated EBITDA" means at any time the sum of the following, determined on a consolidated basis for the Borrower/Parent and each Consolidated Entity, at the end of each Fiscal Quarter, for the applicable measuring period: (i) Consolidated Net Income (but excluding equity in, and income and losses of, Joint Ventures); plus (ii) Consolidated Interest Expense; plus (iii) taxes on income; plus (iv) depreciation; plus (v) amortization; plus (vi) other non-cash charges, plus Borrower/Parent's Joint Venture Share of Joint Venture EBITDA.

                           "Consolidated Fixed Charges" means at any time the sum of the following, determined on a consolidated basis for the Borrower/Parent and each Consolidated Entity, at the end of each Fiscal Quarter, for the Fiscal Quarter just ended: (I) Consolidated Interest Expense plus (ii) all Dividends paid, or declared but not yet paid, by the Borrower/Parent on a preferred stock; plus (iii) the aggregate amount of scheduled principal amortization paid, as reflected on the Borrower/Parent's most recent quarterly financial statement submitted to the Banks, but excluding any principal payments under this Agreement or any other agreement pertaining to revolving Debt permitted under
         Section 5.19 (iii), and excluding any balloon, bullet or similar payments on other Debt and (iv) payments on ground leases, plus (iv) Borrower's Joint Venture Share of scheduled principal payments of Joint Ventures, excluding any balloon, bullet or similar payments on other Debt.

                           "Consolidated Interest Expense" for any period means interest, whether expensed or capitalized, in respect of Debt of the Borrower/Parent and each Consolidated Entity outstanding during such period, determined on a consolidated basis for the Borrower or any of its Subsidiaries, plus the Borrower's Joint Venture share of interest expense of Joint Ventures.

                           "Consolidated Total Asset Value" means, on a consolidated basis for the Borrower/Parent and each Consolidated Entity, the sum of:

                           (i) the amount equal to the product of: (x) the quotient of (1) the Net Operating Income for the 3 month period ending on the last day of the Fiscal Quarter just ended prior to the date of determination (excluding percentage rents received during such 3 month period, but including an amortized value for percentage rents received during the current Fiscal Year), from each Property


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                  (other than Property owned by Borrower or any Consolidated
                  Entity for less than three months), divided by (2) 0.0975 (which is the capitalization rate); times (y) 4 (which is the annualization factor); plus

                           (ii) an amount equal to the book value of (A) Construction in Progress plus (B) Properties consisting of unimproved land, as determined on the last day of the Fiscal Quarter just ended; plus

                           (iii) an amount equal to the acquisition cost of improved Properties owned by Borrower or any Consolidated Entity less than three months, as determined on the last day of the Fiscal Quarter just ended; plus

                           (iv)     an amount equal to the sum of all
                  unrestricted balances on deposit with banks ore other financial institutions and all restricted cash held by a Qualified intermediary on behalf of the Borrower/Parent or any Guarantor; plus

                           (v) for any Subsidiary which is not a Wholly Owned Subsidiary, an amount equal to the book value of the Ownership Percentage of such Subsidiary, as shown on the Borrower/parent's balance sheet; plus

                           (vi) without duplication, the book value of all other Consolidated Tangible Assets, plus

                           (vii) the amount equal to the product of: (x) the quotient of the Joint Venture Share of (1) Joint Venture Net Operating Income for the 3 month period ending on the last day of the Fiscal Quarter just ended prior to the date of determination (excluding percentage rents received during such 3 month period, but including an amortized value for percentage rents received during the current Fiscal Year), from each Joint Venture Property (other than Property owned by Borrower or any Consolidated Entity for less than three months), divided by (2) 0.0975 (which is the capitalization rate); times (y) 4 (which is the annualization factor); plus

                           (viii) an amount equal to the Joint Venture Share of book value of (A) Joint Venture Construction In Progress plus (B) Joint Venture Properties consisting of unimproved land, as determined on the last day of the Fiscal Quarter just ended; plus

                           (ix) an amount equal to the Joint Venture Share of the acquisition cost of improved Joint Venture Properties owned by Borrower or any Consolidated Entity less than three months, as determined on the last day of the Fiscal Quarter just ended; plus

                           (x) without duplication, an amount equal to the Joint Venture Share of the book value of the sum of the following: (a) the total assets of each Joint


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                  Venture, as set forth or reflected on the most recent balance sheet of each Joint Venture, prepared in accordance with GAAP, less (b) all assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, including, without limitation, goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamorized debt discount and expense.

                           "Consolidated Total Liabilities" means the total liabilities of the Borrower/Parent and the Consolidated Subsidiaries, on a consolidated basis (including liabilities on account of Dividends, whether paid or declared but not yet paid), plus the aggregate amount of Debt Guaranteed by the Borrower/Parent, the Guarantors and the Subsidiaries (other than the debt of any of them), plus (iii) the Borrower/Parent's Joint Venture Share of the aggregate amount of Debt of all Joint Ventures at the end of the Borrower's most recent Fiscal Quarter.

                           "Consolidated Total Secured Debt" shall mean all Debt of the Borrowers/Parent and the Consolidated Entities consisting of (i) capitalized leases, (ii) money borrowed or the deferred purchase price of real property which is also secured by a Mortgage on any real property owned by the Borrower/parent or any Consolidated Entity; and
         (iii) Guarantees of the Borrower/parent or any Consolidated Entity of Debt of any other Person which is secured by a Mortgage on an asset of the Borrower/Parent or such Consolidated Entity, plus the Borrower/Parent's Joint Venture Share of the aggregate amount of Debt of all Joint Ventures which is secured by a Mortgage on any real property owned by such Joint Venture.

                           "Joint Venture" means a Person (i) whose primary business is the development or ownership of Shopping Center Properties,
         (ii) in which the Borrower or any of its Consolidated Subsidiaries owns a legal and beneficial ownership interest and (iii) whose accounts at any date are not consolidated with those of the Borrower in its consolidated financial statements as of such date in accordance with GAAP.

                           "Joint Venture Construction In Progress" means Construction In Progress with respect to any Joint Venture Property.

                           "Joint Venture EBITDA" means at any time the sum of the following, determined for each Joint Venture, at the end of each Fiscal Quarter, for the applicable measuring period: (i) Joint Venture Net Income; plus (ii) interest expense (whether expensed or capitalized); plus (iii) taxes on income; plus (iv) depreciation; plus
         (v) amortization; plus (vi) other non-cash charges.

                           "Joint Venture Net Operating Income" means Net Operating Income, but determined solely with respect to Joint Venture Properties.

                           "Joint Venture Property" means a Property which is owned by a Joint Venture.

                           "Joint Venture Share" means, with respect to any Joint Venture, the percentage of legal and beneficial ownership interest in such Joint Venture held by the Parent or by any of its Consolidated Subsidiaries.


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                           "New Bank" has the meaning set forth in Section 2.15.

         4. New Section 2.15. A new Section 2.15 hereby is added to the Credit Agreement, as follows:

                           SECTION 2.15 EXPANSION OF FACILITY.

                           At the request of the Borrower, the aggregate amount of the Commitments may be increased at any time prior to the Termination Date to an aggregate amount not in excess of $150,000,000 without any amendment to this Agreement and without consent of the Banks, by an increase in the Commitment of any existing Bank and/or the execution and delivery by any new Bank which has been approved by the Borrower and the Administrative Agent (a "New Bank") of a Bank Joinder Agreement. On the effective date of such increase by an existing Bank or such joinder: (i) the Administrative Agent shall notify all other Banks thereof, including the name, notice address and amount of Commitment of each New Bank, if applicable; (ii) if a New Bank is being added, the Borrower shall execute and deliver to the Administrative Agent, for re-delivery to the New Banks, as appropriate, a Syndicated Loan Note payable to each New Bank in the amount of its Commitment, and a new Money Market Loan Note payable to each New Bank in the amount of the Money Market Facility Limit, after giving effect to such joinder; and (iii) if a New Bank is being added, each New Bank shall purchase from each other Bank a pro rata participation in such other Bank's existing Syndicated Loans (but not its Money Market Loans), including in any right of payment pursuant to Section 8.05 with respect thereto, so that, after giving effect thereto, each Bank (including each New
         Bank) will have risk for such existing Loans equal to its pro rata share of the Commitments, after giving effect to the Commitment of each New Bank. Loans made after the effective date of such joinder shall not be subject to the foregoing, and the New Bank shall fund its ratable share thereof in accordance with its commitment.

         5. Amendment to Section 9.06(a). Section 9.06(a) hereby is deleted in its entirety and the following is substituted therefor:

                           (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that, no such amendment or waiver shall, unless signed by all Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) reduce the principal of or the rate of interest on any Loan or any fees (other than fees payable to the Administrative Agent) hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) reduce the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi)


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                  change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, (viii) release any Guarantee given to support payment of the Loans, (ix) change the definition of "Borrowing Base" or (x) change the provisions of Section 6.01(l)(i).

         6. Substitution of Certain Schedules to Exhibit F (Compliance Certificate). Exhibit F to the Credit Agreement hereby is amended by deleting Schedules 2 through 6, inclusive, and Schedule 8 thereof in their entirety, and substituting therefor Schedules 2 through 6, inclusive, and Schedule 8 attached hereto.

         7. New Exhibit R. Exhibit R attached hereto hereby is added as Exhibit R to the Credit Agreement.

         8. Extension of Termination Date. Pursuant to Section 2.06(b) of the Credit Agreement, the Termination Date hereby is extended to November 1, 2003.

         9. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Amendment and Restatement and all other loan documents executed and/or delivered in connection herewith.

         10. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         11. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         12. Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         13. Section References. Section titles and references used in this Amendment and Restatement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         14. No Default. To induce the Agent and the Banks to enter into this Amendment and Restatement and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.


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         15.      Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         16. Governing Law. This Amendment and Restatement shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         17. Conditions Precedent. This Amendment and Restatement shall become effective only upon execution and delivery (i) of this Amendment and Restatement by each of the parties hereto, and (ii) of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors.




                       [SIGNATURES COMMENCE ON NEXT PAGE]



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         IN WITNESS WHEREOF, the Borrower, the Administrative Agent, the
Syndication Agent and each of the Banks has caused this Amendment and Restatement to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                   IRT PROPERTY COMPANY (SEAL)
                                   as Borrower


                                   By: /s/ James G. Levy
                                      -----------------------------------------
                                      Title: James G. Levy
                                             Executive Vice President and
                                             Chief Financial Officer

                                   WACHOVIA BANK, N.A.
                                   as Administrative Agent and as a Bank
                                   (SEAL)


                                   By:
                                      -----------------------------------------
                                      Title:


                                   FIRST UNION NATIONAL BANK,
                                   as Syndication Agent and as a Bank    (SEAL)


                                   By:
                                      -----------------------------------------
                                      Title:



                                   AMSOUTH BANK, as a Bank               (SEAL)



                                   By:
                                      -----------------------------------------
                                      Title:

                                   SOUTHTRUST BANK, as a Bank            (SEAL)


                                   By:
                                      -----------------------------------------
                                      Title:


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                                   SUNTRUST BANK (formerly SunTrust Bank,
                                   Atlanta), as a Bank                   (SEAL)



                                   By:
                                      -----------------------------------------
                                      Title:



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                     CONSENT AND REAFFIRMATION OF GUARANTORS

Each of the undersigned (i) acknowledges receipt of the foregoing Amendment and Restatement to Credit Agreement (the "Amendment and Restatement"), (ii) consents to the execution and delivery of the Amendment and Restatement by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of November 1, 1999 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment and Restatement. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                 IRT CAPITAL CORPORATION II_____(SEAL)


                                 By: /s/ Thomas H. McAuley
                                     --------------------------------
                                     Thomas H. McAuley
                                     President

                                 IRT PARTNERS L.P.             (SEAL)

                                      By: IRT Property Company, general partner


                                      By: /s/ James G. Levy
                                         --------------------------------------
                                         James G. Levy
                                         Executive Vice President and Chief
                                         Financial Officer

                                 IRT MANAGEMENT COMPANY                  (SEAL)


                                      By: /s/ James G. Levy
                                         --------------------------------------
                                         James G. Levy
                                         Treasurer

                                 IRT ALABAMA, INC.                       (SEAL)


                                      By: /s/ James G. Levy
                                         --------------------------------------
                                         James G. Levy
                                         Treasurer